    As filed with the Securities and Exchange Commission on January 29, 2001
                                                        Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ________________________________
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                        ________________________________
                                 MOTOROLA, INC.
             (Exact Name of Registrant as specified in its charter)

           Delaware                                             36-1115800
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)
                         ______________________________
                            1303 East Algonquin Road
                          Schaumburg, Illinois  60196
                                 (847) 576-5000
                         (Address and telephone number
                  of Registrant's principal executive offices)
                         ______________________________
                          Copies of communications to:

    Carl F. Koenemann                  Jeffrey A. Brown                  Oscar A. David
 Executive Vice President               Senior Counsel                R. Cabell Morris, Jr.
and Chief Financial Officer         1303 East Algonquin Road           Winston and Strawn
 1303 East Algonquin Road          Schaumburg, Illinois 60196         35 West Wacker Drive
Schaumburg, Illinois 60196              (847) 576-5014               Chicago, Illinois 60601
     (847) 576-5000                                                      (312) 558-5600

                         _____________________________

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
                         ______________________________

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-53686

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                         ______________________________

                        CALCULATION OF REGISTRATION FEE

===================================================================================================
                                                          Proposed      Proposed
                                                           Maximum       Maximum
           Title of Each Class                            Offering      Aggregate       Amount of
           of Securities to Be            Amount to Be     Price        Offering       Registration
               Registered                  Registered     Per Unit       Price             Fee
---------------------------------------------------------------------------------------------------
6.75% Notes due February 1, 2006.....  $225,000,000.00              $225,000,000.00    $56,250.00
===================================================================================================


===================================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

          This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by Motorola, Inc. with the Securities and Exchange Commission. This Registration Statement hereby incorporates in its entirety by reference the contents of the Registration Statement on Form S-3 (No. 333-53686).

                                 CERTIFICATION

          Motorola hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $56,250 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on January 29, 2001); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank by no later than January 29, 2001.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Schaumburg and the State of Illinois, on the 26th day of January, 2001.

                                    MOTOROLA, INC.

                                    By:        /s/ Carl F. Koeneman
                                        ----------------------------------------
                                                   Carl F. Koeneman
                                                Executive Vice President
                                              and Chief Financial Officer

                               *    *    *    *

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

                Signature                             Title                        Date
                ---------                             -----                        ----
                    *                    Chairman of the Board and Chief     January 26, 2001
---------------------------------------  Executive Officer
          Christopher B. Galvin          (Principal Executive Officer)

                    *                    Executive Vice President and        January 26, 2001
---------------------------------------  Chief Financial Officer
          Carl F. Koenemann              (Principal Financial Officer)

                    *                    Senior Vice President and           January 26, 2001
---------------------------------------  Controller
          Anthony M. Knapp               (Principal Accounting Officer)

                    *                    Director                            January 26, 2001
---------------------------------------
          Francesco Caio

                    *                    Director                            January 26, 2001
---------------------------------------
          Ronnie C. Chan

                    *                    Director                            January 26, 2001
---------------------------------------
          H. Laurance Fuller

                    *                    Director                            January 26, 2001
---------------------------------------
          Robert W. Galvin

                    *                    Director                            January 26, 2001
---------------------------------------
          Robert L. Growney

                    *                    Director                            January 26, 2001
---------------------------------------
          Anne P. Jones


             Signature                               Title                         Date
             ---------                               -----                         ----
                 *                       Director                            January 26, 2001
---------------------------------------
          Judy C. Lewent

                 *                       Director                            January 26, 2001
---------------------------------------
          Dr. Walter E. Massey

                 *                       Director                            January 26, 2001
---------------------------------------
          Nicholas Negroponte

                 *                       Director                            January 26, 2001
---------------------------------------
          John E. Pepper, Jr.

                 *                       Director                            January 26, 2001
---------------------------------------
          Samuel C. Scott III

                 *                       Director                            January 26, 2001
---------------------------------------
          Gary L. Tooker

                 *                       Director                            January 26, 2001
---------------------------------------
          B. Kenneth West

                 *                       Director                            January 26, 2001
---------------------------------------
          Dr. John A. White

*By /s/  Carl F. Koeneman
---------------------------------------
         Carl F. Koeneman
         as Attorney-In-Fact

                                 EXHIBIT INDEX



Exhibit          Exhibit Descriptions
-------          --------------------

 5               Opinion and Consent of Jeffrey A. Brown, Esq.

23.1             Consent of Jeffrey A. Brown (included as part of Exhibit 5).

23.2             Consent of KPMG LLP.

23.3             Consent of Deloitte & Touche LLP.

24 Powers of Attorney filed as Exhibit 24 to Registration Statement No. 333-53686 are hereby incorporated by reference.